Exhibit 10.44

LIMITED CONSENT AND FIRST OMNIBUS AMENDMENT

This LIMITED CONSENT AND FIRST OMNIBUS AMENDMENT (this “Consent and Amendment”) is entered into as of this 28th day of September, 2007 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc. (in its individual capacity, “LaSalle”), as administrative agent and collateral agent (in such agent capacities, “Agent”) for itself and all other lenders from time to time a party hereto (“Lenders”), located at 135 South LaSalle Street, Chicago, Illinois 60603-4105, PROTECTIVE APPAREL CORPORATION OF AMERICA, a New York corporation (“PACA”), POINT BLANK BODY ARMOR INC., a Delaware corporation (“Point Blank”) and NDL PRODUCTS, INC., a Florida corporation (“NDL”, and together with PACA and Point Blank, collectively, the “Borrowers” and each, individually, a “Borrower”) and DHB INDUSTRIES, INC., a Delaware corporation (f/k/a DHB Capital Group, Inc.) (the “Parent” and a “Guarantor”). Unless otherwise specified herein, capitalized terms used in this Consent and Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, Parent, Agent and Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of April 3, 2007 (as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Parent and Point Blank Solutions, Inc., a Delaware corporation (“PBS”) are parties to that certain Agreement and Plan of Merger (“Merger Agreement”), dated on or about the date hereof, pursuant to which immediately after PBS’s formation by the Parent, PBS will be merged with and into Parent (the “Merger”) and Parent will be the surviving company in the Merger;

WHEREAS, Upon the effectiveness of the Merger, the name of Parent shall change to Point Blank Solutions, Inc. (the “DHB Name Change”, collectively with the Merger, the “Merger Transactions”), until thereafter changed or amended;

WHEREAS, the Borrowers and the Parent shall change the name of NDL to Life Wear Technologies, Inc. (the “NDL Name Change”);

WHEREAS, Borrowers and the Parent desire that (i) Agent provide its consent to the formation of PBS, the Merger Transactions and the NDL Name Change and (ii) Agent amend certain provisions of the Loan Agreement and the Other Agreements as herein set forth.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Parent, Agent and Lenders hereby agree as follows:

Section 1. Limited Consents and Acknowledgment.

(a) Notwithstanding the provisions of Section 13 of the Loan Agreement and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Agent and the Lenders hereby consent, effective as of September 28, 2007, to the formation of PBS by Parent as its new wholly-owned Subsidiary and its immediate Merger with and into Parent with the Parent being the surviving company in such Merger.

(b) Notwithstanding the provisions of clause (i) of Section 13(d) of the Loan Agreement and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Agent and the Lenders hereby consent, effective as of September 28, 2007, to the Merger Transactions pursuant to that certain Merger Agreement (together with all other agreements, documents, certificates, opinions and other instruments delivered or executed in connection therewith, collectively the “Merger Documents”).

(c) Agent hereby acknowledges that Parent and each Borrower provided notice of the DHB Name Change and the NDL Name Change as required by Section 12(b)(iv) of the Loan Agreement.

Section 2. Amendments to Loan Agreement and Other Agreements.

(a) Omnibus Amendment to Loan Agreement and Other Agreements. Each reference in the Loan Agreement and each of the Other Agreements and the schedules thereto (executed in connection with the transactions contemplated under the Loan Agreement) to (i) “DHB Industries, Inc.” shall be deemed now to mean references to “Point Blank Solutions, Inc.” and (ii) “NDL Products, Inc.” shall be deemed now to mean references to “Life Wear Technologies, Inc.”

(b) Amendment to Loan Agreement. Section 11(j) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Names and Tradenames. Each Borrower’s name has always been as set forth on the first page of this Agreement except that as of on or about October 1, 2007, NDL’s name is Life Wear Technologies, Inc. and, as of on or about October 1, 2007, Parent’s name is Point Blank Solutions, Inc. Parent and each Borrower uses no tradenames, assumed names, fictitious names or division names in the operation of its business, except in each case as set forth on Schedule 11(j) hereto.”

Section 3. Effectiveness. The effectiveness of this Consent and Amendment is subject to the satisfaction of each the following conditions precedent:

(a) This Consent and Amendment shall have been duly executed and delivered by Borrowers, Parent, (collectively, “Amendment Parties”), Agent and each Lender;

(b) No Default or Event of Default shall have occurred and be continuing; and

(c) The representations and warranties contained herein shall be true and correct in all material respects.

Section 4. Covenants.

(a) The Amendment Parties covenant and agree that the Amendment Parties shall deliver, or shall cause to be delivered, to Agent, within two (2) Business Days of the date hereof, in form and substance reasonably satisfactory to Agent, a secretary’s certificate of Parent attaching certified copies of (i) the certificate of incorporation of Parent as in effect immediately after the consummation of the Merger, (ii) the by-laws of Parent as in effect immediately after the consummation of the Merger, (iii) the resolutions adopted by the boards of directors of Parent and PBS authorizing and approving the Merger Transactions, (iv) file-stamped copies of the Merger Agreement and certificate of ownership and merger filed with the State of Delaware and (v) a good standing certificate of Parent in the State of Delaware issued immediately after the consummation of the Merger.

(b) The Amendment Parties covenant and agree that the Amendment Parties shall deliver, or shall cause to be delivered, to Agent (each in form and substance satisfactory to Agent) such other documents, agreements, certificates, opinions, financing statements or other items as Agent shall reasonably require to effectuate the intent of this Consent and Amendment on or before the date first written above.

Section 5. Representations and Warranties. In order to induce Agent and each Lender to enter into this Consent and Amendment, each Amendment Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Consent and Amendment, that:

(a) all of the representations and warranties contained in the Loan Agreement and in each of the Other Agreements are true and correct in all material respects as of the date hereof after giving effect to this Consent and Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b) the execution, delivery and performance by Amendment Parties of this Consent and Amendment has been duly authorized by all necessary corporate action required on their part and this Consent and Amendment, and the Loan Agreement is the legal, valid and binding obligation of Amendment Parties enforceable against Amendment Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and by general limitations on the availability of equitable remedies;

(c) neither the execution, delivery and performance of this Consent and Amendment by Amendment Parties, the performance by Amendment Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Amendment Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Amendment Party or any of its Subsidiaries is a party or by which any Amendment Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived or consented to herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d) no Default or Event of Default has occurred and is continuing.

Section 6. Reference to and Effect Upon the Loan Agreement.

(a) Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b) the consents and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any of the Other Agreements except as specifically set forth herein, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the Other Agreements except as specifically set forth herein or (iii) constitute a waiver of any provision of the Loan Agreement or any of the Other Agreements, except as specifically set forth herein. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby. This Consent and Amendment shall be construed in connection with and as part of the Loan Agreement. Each Amendment Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

Section 7. Costs And Expenses. To the extent provided in Section 4(c)(iv) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent and Amendment.

Section 8. GOVERNING LAW. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 9. Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute part of this Consent and Amendment for any other purposes.

Section 10. Counterparts. This Consent and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent and Amendment as of the date first written above.

BORROWERS:

PROTECTIVE APPAREL CORPORATION OF AMERICA

By:
Name:
Title:

POINT BLANK BODY ARMOR INC.

By:
Name:
Title:

NDL PRODUCTS, INC.

By:
Name:
Title:

PARENT:
DHB INDUSTRIES, INC.

By:
Name:
Title:

[Signature Page to Limited Consent and First Omnibus Amendment]

AGENT AND LENDER:
LASALLE BUSINESS CREDIT, LLC, as Agent and Lender

By:
Name:
Title:

[Signature Page to Limited Consent and First Omnibus Amendment]